Notes and Loans Payable	6 Months Ended
Jul. 31, 2013
Notes [Abstract]
Notes and Loans Payable

NOTE 7: NOTES AND LOANS PAYABLE

On January 7, 2013, the Company issued a Convertible Promissory Note in the amount of $250,000 to a non-related party (the “Convertible Note”). The Convertible Note is payable within two (2) years, accrues interest at a rate of 6% per annum, and is convertible into the Company’s common stock. Interest in the amount of $8,424 and $986 has been recorded as of July 31, 2013 and January 31, 2013, respectively, and is included as an accrued expense on the accompanying consolidated balance sheets.

As of July 31, 2013 and January 31, 2013, respectively, the Company has accrued $8.424 and $986 in interest on notes and loans payable